CHUBB GROUP OF INSURANCE                          DECLARATIONS
COMPANIES                                         FINANCIAL INSTITUTION
                                                  INVESTMENT
                                                  COMPANY ASSET PROTECTION
15 Mountain View Road, Warren, New Jersey 07059   BOND

NAME OF ASSURED (including its SUBSIDIARIES):     Bond Number: 8190672

OLD MUTUAL (US) HOLDINGS, INC.
                                                  FEDERAL INSURANCE COMPANY

200 CLARENDON ST, 53RD FL                         Incorporated under the laws of
BOSTON, MA  02116                                 Indiana
                                                  a stock insurance company
                                                  herein called the COMPANY

                                                  Capital Center, 251 North
                                                  Illinois, Suite 1100
                                                  Indianapolis, IN 46204-1927
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ITEM 1.  BOND PERIOD:     from 12:01 a.m. on May 1, 2010
                            to 12:01 a.m. on May 1, 2011

ITEM 2.  LIMITS OF LIABILITY--DEDUCTIBLE AMOUNTS:

         If "Not Covered" is inserted below opposite any specified INSURING CLAUSE, such INSURING CLAUSE and any other reference shall be deemed to be deleted. THERE SHALL BE NO DEDUCTIBLE APPLICABLE TO ANY LOSS UNDER INSURING CLAUSE 1. SUSTAINED BY ANY INVESTMENT COMPANY.

                                                                 DEDUCTIBLE
INSURING CLAUSE                             LIMIT OF LIABILITY     AMOUNT
----------------------------                ---------------------------------
1. Employee                                 $   1,800,000        $      -0-
2. On Premises                              $   1,800,000        $    10,000
3. In Transit                               $   1,800,000        $    10,000
4. Forgery or Alteration                    $   1,800,000        $    10,000
5. Extended Forgery                         $   1,800,000        $    10,000
6. Counterfeit Money                        $   1,800,000        $    10,000
7. Threats to Person                        $   1,800,000        $    10,000
8. Computer System                          $   1,800,000        $    10,000
9. Voice Initiated Funds Transfer
     Instruction                            $   1,800,000        $    10,000
10. Uncollectible Items of Deposit          $   1,800,000        $    10,000
11. Audit Expense                           $   1,000,000        $    10,000

ITEM 3. THE LIABILITY OF THE COMPANY IS ALSO SUBJECT TO THE TERMS OF THE FOLLOWING ENDORSEMENTS EXECUTED SIMULTANEOUSLY HEREWITH:

         1) Name of Assured Endorsement, 2) Compliance With Applicable Trade Sanction Laws 3) Deleting Valuation & Amending Change/Modification,
         4) Termination-Non-Renewal-Notice Endorsement, 5) Non-Registered Funds Endorsement

IN WITNESS WHEREOF, THE COMPANY has caused this Bond to be signed by its authorized officers, but it shall not be valid unless also signed by an authorized representative of the Company.

/s/                                           /s/
   ------------------------                   --------------------------------
    Secretary                                 President

Countersigned by _____________                /s/
                                              ---------------------------
                                              Authorized Representative

The COMPANY, in consideration of payment of the required premium, and in reliance on the APPLICATION and all other statements made and information furnished to the COMPANY by the ASSURED, and subject to the DECLARATIONS made a part of this Bond and to all other terms and conditions of this Bond, agrees to pay the ASSURED for:

INSURING CLAUSES


EMPLOYEE         1. Loss  resulting  directly  from   LARCENY   or  EMBEZZLEMENT
                    committed   by   any  EMPLOYEE,   alone   or  in   collusion
                    with others.

ON PREMISES      2. Loss of PROPERTY resulting directly from robbery, burglary, false pretenses, common law or statutory larceny, misplacement, mysterious unexplainable disappearance, damage, destruction or removal, from the possession, custody or control of the ASSURED, while such PROPERTY is lodged or deposited at premises located anywhere.

IN TRANSIT       3. Loss  of  PROPERTY  resulting  directly  from  common law or statutory larceny, misplacement, mysterious unexplainable disappearance, damage or destruction, while the PROPERTY is in transit anywhere:

                    a.  in  an  armored  motor  vehicle, including  loading  and unloading thereof,

                    b. in the custody of a natural person acting as a messenger of the ASSURED, or

                    c. in the custody of a TRANSPORTATION COMPANY and being transported in a conveyance other than an armored motor vehicle provided, however, that covered PROPERTY transported in such manner is limited to the following:

                        (1)  written records,

                        (2) securities issued in registered form, which are not endorsed or are restrictively endorsed, or

                        (3)  negotiable   instruments  not  payable  to  bearer,
                             which  are  not  endorsed   or   are  restrictively
                             endorsed.

                    Coverage under this INSURING CLAUSE begins immediately on the receipt of such PROPERTY by the natural person or TRANSPORTATION COMPANY and ends immediately on delivery to the premises of the addressee or to any representative of the addressee located anywhere.

FORGERY OR
ALTERATION      4.  Loss resulting directly from:

                    a. FORGERY on, or fraudulent material alteration of, any bills of exchange, checks, drafts, acceptances, certificates of deposits, promissory notes, due bills, money orders, orders upon public treasuries, letters of credit, other written promises, orders or directions to pay sums certain in money, or receipts for the withdrawal of PROPERTY, or

                    b. transferring, paying or delivering any funds or other PROPERTY, or establishing any credit or giving any value in reliance on any written instructions, advices or applications directed to the ASSURED authorizing or acknowledging the transfer, payment, delivery or receipt of funds or other PROPERTY, which instructions, advices or applications fraudulently purport to bear the handwritten signature of any customer of the ASSURED, or shareholder or subscriber to shares of an INVESTMENT COMPANY, or of any financial institution or EMPLOYEE but which instructions, advices or applications either bear a FORGERY or have been fraudulently materially altered without the knowledge and consent of such customer, shareholder, subscriber, financial institution or EMPLOYEE;

                    excluding, however, under this INSURING CLAUSE any loss covered under INSURING CLAUSE 5. of this Bond, whether or not coverage for INSURING CLAUSE 5. is provided for in the DECLARATIONS of this Bond.

                    For the purpose of this INSURING CLAUSE, a mechanically reproduced facsimile signature is treated the same as a handwritten signature.

EXTENDED
FORGERY         5.  Loss  resulting  directly  from  the ASSURED having, in good
                    faith, and   in   the ordinary  course of  business, for its
                    own account or the account of others in any capacity:

                    a. acquired, accepted or received, accepted or received, sold or delivered, or given value, extended credit or assumed liability, in reliance on any original SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS which prove to:

                        (1) bear a FORGERY or a fraudulently material
                            alteration,

                        (2) have been lost or stolen, or

                        (3) be COUNTERFEIT, or

                    b. guaranteed in writing or witnessed any signatures on any transfer, assignment, bill of sale, power of attorney, guarantee, endorsement or other obligation upon or in connection with any SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS.

                    Actual physical possession, and continued actual physical possession if taken as collateral, of such SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS by an EMPLOYEE, CUSTODIAN, or a Federal or State chartered deposit institution of the ASSURED is a condition precedent to the ASSURED having relied on such items. Release or return of such collateral is an acknowledgment by the ASSURED that it no longer relies on such collateral.

INSURING CLAUSES


EXTENDED FORGERY    For  the  purpose  of  this  INSURING CLAUSE, a mechanically
(CONTINUED)         reproduced  facsimile  signature  is  treated  the same as a handwritten signature.

COUNTERFEIT     6.  Loss  resulting  directly from the receipt by the ASSURED in
MONEY               good faith of any COUNTERFEIT money.

THREATS TO      7.  Loss  resulting  directly  from  surrender of  PROPERTY away
PERSON              from  an  office  of  the  ASSURED  as  a result of a threat communicated to the ASSURED to do bodily harm to an EMPLOYEE as defined in Section 1.e. (1), (2) and (5), a RELATIVE or invitee of such EMPLOYEE, or a resident of the household of such Employee, who is, or allegedly is, being held captive provided, however, that prior to the surrender of such
                    PROPERTY:

                    a.  the  EMPLOYEE   who  receives  the  threat  has  made  a
                        reasonable effort to notify an officer of the ASSURED who is not involved in such threat, and

                    b.  the  ASSURED  has made a reasonable effort to notify the
                        Federal   Bureau   of   Investigation   and   local  law
                        enforcement authorities concerning such threat.

                    It is agreed that for purposes of this INSURING CLAUSE, any EMPLOYEE of the ASSURED, as set forth in the preceding paragraph, shall be deemed to be an ASSURED hereunder, but only with respect to the surrender of money, securities and other tangible personal property in which such EMPLOYEE has a legal or equitable interest.

COMPUTER        8.  Loss resulting directly from fraudulent:
SYSTEM
                    a. entries of data into, or

                    b. changes of data elements or programs within,

                    a COMPUTER SYSTEM, provided the fraudulent entry or change causes:

                       (1) funds or other property to be transferred, paid or delivered,

                       (2) an account of the ASSURED or of its customer to be added, deleted, debited or credited, or

                       (3) an unauthorized account or a fictitious account to be debited or credited.

INSURING CLAUSES
(CONTINUED)


VOICE INITIATED  9.  Loss resulting directly from VOICE INITIATED FUNDS TRANSFER
FUNDS                INSTRUCTION  directed  to   the  ASSURED   authorizing  the
TRANSFER             transfer of dividends or redemption proceeds  of INVESTMENT
INSTRUCTION          COMPANY  shares  from  a  CUSTOMER'S account, provided such
                     VOICE INITIATED  FUNDS TRANSFER INSTRUCTION was:

                    a. received at the ASSURED'S offices by those EMPLOYEES of the ASSURED specifically authorized to receive the VOICE INITIATED FUNDS TRANSFER INSTRUCTION,

                    b.  made by a person purporting to be a CUSTOMER, and

                    c. made by said person for the purpose of causing the ASSURED or CUSTOMER to sustain a loss or making an improper personal financial gain for such person or any other person.

                    In order for coverage to apply under this INSURING CLAUSE, all VOICE INITIATED FUNDS TRANSFER INSTRUCTIONS must be received and processed in accordance with the Designated Procedures outlined in the APPLICATION furnished to the COMPANY.

UNCOLLECTIBLE   10. Loss resulting  directly from the ASSURED having credited an
ITEMS OF            account  of  a  customer, shareholder  or subscriber  on the
DEPOSIT             faith   of   any   ITEMS  OF  DEPOSIT  which  prove  to   be
                    uncollectible, provided that the crediting of such account causes:

                    a. redemptions or withdrawals to be permitted,

                    b. shares to be issued, or

                    c. dividends to be paid,

                    from an account of an INVESTMENT COMPANY.

                    In order for coverage to apply under this INSURING CLAUSE, the ASSURED must hold ITEMS OF DEPOSIT for the minimum number of days stated in the APPLICATION before permitting any redemptions or withdrawals, issuing any shares or paying any dividends with respect to such ITEMS OF DEPOSIT.

                    ITEMS OF DEPOSIT shall not be deemed uncollectible until the ASSURED'S standard collection procedures have failed.

AUDIT EXPENSE  11.  Expense incurred by the ASSURED for that part of the cost of audits or examinations required by any governmental regulatory authority or self-regulatory organization to be conducted by such authority, organization or their appointee by reason of the discovery of loss sustained by the ASSURED and covered by this Bond.

GENERAL AGREEMENTS

ADDITIONAL        A.  If  more  than  one corporation, or INVESTMENT COMPANY, or
COMPANIES             any combination of them is included as the ASSURED herein:
INCLUDED AS
ASSURED               (1)  The  total  liability  of the COMPANY under this Bond for loss or losses sustained by any one or more or all of them shall not exceed the limit for which the COMPANY would be liable under this Bond if all such loss were sustained by any one of them.

                      (2) Only the first named ASSURED shall be deemed to be the sole agent of the others for all purposes under this Bond, including but not limited to the giving or receiving of any notice or proof required to be given and for the purpose of effecting or accepting any amendments to or termination of this Bond. The COMPANY shall furnish each INVESTMENT COMPANY with a copy of the Bond and with any amendment thereto, together with a copy of each formal filing of claim by any other named ASSURED and notification of the terms of the settlement of each such claim prior to the execution of such settlement.

                      (3) The COMPANY shall not be responsible for the proper application of any payment made hereunder to the first named ASSURED.

                      (4) Knowledge possessed or discovery made by any partner, director, trustee, officer or supervisory employee of any ASSURED shall constitute knowledge or discovery by all the ASSUREDS for the purposes of this Bond.

                      (5) If the first named ASSURED ceases for any reason to be covered under this Bond, then the ASSURED next named on the APPLICATION shall thereafter be considered as the first named ASSURED for the purposes of this Bond.

REPRESENTATION    B.  The   ASSURED  represents  that  all  information  it  has
MADE BY ASSURED       furnished  in  the  APPLICATION for this Bond or otherwise is complete, true and correct. Such APPLICATION and other information constitute part of this Bond.

                      The ASSURED must promptly notify the COMPANY of any change in any fact or circumstance which materially affects the risk assumed by the COMPANY under this Bond.

                      Any intentional misrepresentation, omission, concealment or incorrect statement of a material fact, in the APPLICATION or otherwise, shall be grounds for recision of this Bond.

GENERAL AGREEMENTS
(CONTINUED)

ADDITIONAL        C.  If  the ASSURED,  other than an INVESTMENT COMPANY, while
OFFICES OR            this  Bond is in force,  merges or consolidates  with, or
EMPLOYEES -           purchases  or acquires  assets or  liabilities of another
CONSOLIDATION,        institution,   the  ASSURED  shall not have the  coverage
MERGER OR PURCHASE    afforded under this Bond for loss which has:
OR ACQUISITION OF
ASSETS OR LIABILITIES
- NOTICE TO COMPANY
                      (1)  occurred or will occur on premises, or

                      (2) been caused or will be caused by an employee, or

                      (3) arisen or will arise out of the assets or liabilities,

                      of such institution, unless the ASSURED:

                      a. gives the COMPANY written notice of the proposed consolidation, merger or purchase or acquisition of assets or liabilities prior to the proposed effective date of such action, and

                      b. obtains the written consent of the COMPANY to extend some or all of the coverage provided by this Bond to such additional exposure, and

                      c. on obtaining such consent, pays to the COMPANY an additional premium.

CHANGE OF         D.  When  the ASSURED  learns of  a  change  in control (other
CONTROL -             than in an INVESTMENT COMPANY),  as set  forth in  Section
NOTICE TO COMPANY     2(a)(9) of the Investment Company Act of 1940, the ASSURED
                      shall within sixty (60) days give written notice to the COMPANY setting forth:

                      (1)  the  names  of the  transferors  and transferees (or
                           the names of  the   beneficial  owners if the voting
                           securities are registered in another name),

                      (2) the total number of voting securities owned by the transferors and the transferees (or the beneficial owners), both immediately before and after the transfer, and

                      (3)  the total number of outstanding voting securities.

                      Failure to give the required notice shall result in termination of coverage for any loss involving a transferee, to be effective on the date of such change in control.

COURT COSTS       E.  The  COMPANY  will  indemnify  the ASSURED for court costs
AND ATTORNEYS'        and  reasonable  attorneys' fees  incurred and paid by the
FEES                  ASSURED in defense,  whether or not successful, whether or not fully litigated on the merits and whether or not settled, of any claim, suit or legal proceeding with respect to which the ASSURED would be entitled to recovery under this Bond. However, with respect to INSURING CLAUSE
                      1., this Section shall only apply in the event that:

                      (1) an EMPLOYEE admits to being guilty of LARCENY OR EMBEZZLEMENT.

                      (2) an EMPLOYEE is adjudicated to be guilty of LARCENY OR EMBEZZLEMENT, or

GENERAL AGREEMENTS

COURT COSTS AND       (3)  in  the absence of 1 or 2 above, an arbitration panel
ATTORNEYS' FEES            agrees,  after a review  of an  agreed  statement  of
(CONTINUED)                facts  between the COMPANY and the  ASSURED,  that an
                           EMPLOYEE   would  be  found   guilty  of  LARCENY  OR
                           EMBEZZLEMENT if such EMPLOYEE were prosecuted.

                      The ASSURED shall promptly give notice to the COMPANY of any such suit or legal proceeding and at the request of the COMPANY shall furnish copies of all pleadings and pertinent papers to the COMPANY. The COMPANY may, at its sole option, elect to conduct the defense of all or part of such legal proceeding. The defense by the COMPANY shall be in the name of the ASSURED through attorneys selected by the COMPANY. The ASSURED shall provide all reasonable information and assistance as required by the COMPANY for such defense.

                      If the COMPANY declines to defend the ASSURED, no settlement without the prior written consent of the COMPANY nor judgment against the ASSURED shall determine the existence, extent or amount of coverage under this Bond.

                      If the amount demanded in any such suit or legal proceeding is within the DEDUCTIBLE AMOUNT, if any, the COMPANY shall have no liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceeding.

                      If the amount demanded in any such suit or legal proceeding is in excess of the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE, the COMPANY'S liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceedings is limited to the proportion of such court costs and attorney's fees incurred that the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE bears to the total of the amount demanded in such suit or legal proceeding.

                      If the amount demanded is any such suit or legal proceeding is in excess of the DEDUCTIBLE AMOUNT, if any, but within the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE, the COMPANY'S liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceedings shall be limited to the proportion of such court costs or attorney's fees that the amount demanded that would be payable under this Bond after application of the DEDUCTIBLE AMOUNT, bears to the total amount demanded.

                      Amounts paid by the COMPANY for court costs and attorneys' fees shall be in addition to the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS.

CONDITIONS AND
LIMITATIONS

DEFINITIONS     1.  As used in this Bond:

                    a. COMPUTER SYSTEM means a computer and all input, output, processing, storage, off-line media libraries, and communication facilities which are connected to the computer and which are under the control and supervision of the operating system(s) or application(s) software used by the ASSURED.

                    b. COUNTERFEIT means an imitation of an actual valid original which is intended to deceive and be taken as the original.

                    c.  CUSTODIAN   means   the  institution  designated  by  an
                        INVESTMENT COMPANY to maintain possession and control of its assets.

                    d. CUSTOMER means an individual, corporate, partnership, trust customer, shareholder or subscriber of an INVESTMENT COMPANY which has a written agreement with the ASSURED for VOICE INITIATED FUNDS TRANSFER INSTRUCTION.

                    e.  EMPLOYEE means:

                        (1)  an officer of the ASSURED,

                        (2) a natural person while in the regular service of the ASSURED at any of the ASSURED'S premises and compensated directly by the ASSURED through its payroll system and subject to the United States Internal Revenue Service Form W-2 or equivalent income reporting plans of other countries, and whom the ASSURED has the right to control and direct both as to the result to be accomplished and details and means by which such result is accomplished in the performance of such service,

                        (3) a guest student pursuing studies or performing duties in any of the ASSURED'S premises,

                        (4) an attorney retained by the ASSURED and an employee of such attorney while either is performing legal services for the ASSURED,

                        (5)  a  natural  person   provided   by  an  employment
                             contractor to perform employee duties for the ASSURED under the ASSURED'S supervision at any of the ASSURED'S premises,

                        (6)  an   employee   of   an   institution   merged  or
                             consolidated   with  the   ASSURED   prior  to  the
                             effective date of this Bond,

                        (7) a director or trustee of the ASSURED, but only while performing acts within the scope of the customary and usual duties of any officer or other employee of the ASSURED or while acting as a member of any committee duly elected or appointed to examine or audit or have custody of or access to PROPERTY of the ASSURED, or

CONDITIONS AND
LIMITATIONS

DEFINITIONS             (8)  each      natural     person,     partnership    or
(CONTINUED)                 corporation  authorized by written  agreement  with
                             the ASSURED to perform services as electronic data processor of checks or other accounting records related to such checks but only while such person, partnership or corporation is actually performing such services and not:

                             a. creating,  preparing,  modifying or  maintaining
                                the ASSURED'S computer software or  programs, or

                             b. acting as transfer agent or in any other agency capacity in issuing checks, drafts or securities for the ASSURED,

                        (9) any partner, officer or employee of an investment advisor, an underwriter (distributor), a transfer agent or shareholder accounting recordkeeper, or an administrator, for an INVESTMENT COMPANY while performing acts coming within the scope of the customary and usual duties of an officer or employee of an INVESTMENT COMPANY or acting as a member of any committee duly elected or appointed to examine, audit or have custody of or access to PROPERTY of AN INVESTMENT COMPANY.

                             The term EMPLOYEE shall not include any partner, officer or employee of a transfer agent, shareholder accounting recordkeeper or administrator:

                             a. which is not an "affiliated person" (as defined in Section 2(a) of the Investment Company Act of 1940) of an INVESTMENT COMPANY or of the investment advisor or underwriter (distributor) of such INVESTMENT COMPANY, at

                             b. which is a "bank" (as defined in Section 2(a) of the Investment Company Act of 1940).

                             This Bond does not afford coverage in favor of the employers of persons as set forth in e. (4), (5) and (8) above, and upon payment to the ASSURED by the COMPANY resulting directly from LARCENY OR
                             EMBEZZLEMENT committed by any of the partners, officers or employees of such employers, whether acting alone or in collusion with others, an assignment of such of the ASSURED'S rights and causes of action as it may have against such employers by reason of such acts so committed shall, to the extent of such payment, be given by the ASSURED to the COMPANY, and the ASSURED shall execute all papers necessary to secure to the COMPANY the rights provided for herein.

                           Each employer of persons as set forth in e.(4), (5) and (8) above and the partners, officers and other employees of such employers shall collectively be deemed to be one person for all the purposes of this Bond; excepting, however, the fifth paragraph of
                           Section 13.

                           Independent contractors not specified in e.(4), (5) or (8) above, intermediaries, agents, brokers or other representatives of the same general character shall not be considered EMPLOYEES.

CONDITIONS AND
LIMITATIONS

DEFINITIONS         f.  FORGERY means the signing of the name of another natural
(CONTINUED)            person  with  the  intent to deceive but does not mean a
                        signature which consists in whole or in part of one's own name, with or without authority, in any capacity for any purpose.

                    g.  INVESTMENT  COMPANY   means   any   investment   company
                        registered under the Investment Company Act of 1940 and listed under the NAME OF ASSURED on the DECLARATIONS.

                    h. ITEMS OF DEPOSIT means one or more checks or drafts drawn upon a financial institution in the United States of America.

                    i. LARCENY OR EMBEZZLEMENT means larceny or embezzlement as defined in Section 37 of the Investment Company Act of 1940.

                    j. PROPERTY means money, revenue and other stamps; securities; including any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of deposit, certificate of interest or participation in any profit-sharing agreement, collateral trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any interest or instruments commonly known as a security under the Investment Company Act of 1940, any other certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase any of the foregoing; bills of exchange; acceptances; checks; withdrawal orders; money orders; travelers' letters of credit; bills of lading; abstracts of title; insurance policies, deeds, mortgages on real estate and/or upon chattels and interests therein; assignments of such policies, deeds or mortgages; other valuable papers, including books of accounts and other records used by the ASSURED in the conduct of its business (but excluding all electronic data processing records); and, all other instruments similar to or in the nature of the foregoing in which the ASSURED acquired an interest at the time of the ASSURED'S consolidation or merger with, or purchase of the principal assets of, a predecessor or which are held by the ASSURED for any purpose or in any capacity and whether so held gratuitously or not and whether or not the ASSURED is liable therefor.

                    k. RELATIVE means the spouse of an EMPLOYEE or partner of the ASSURED and any unmarried child supported wholly by, or living in the home of, such EMPLOYEE or partner and being related to them by blood, marriage or legal guardianship.

                    l. SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS means original (including original counterparts) negotiable or non-negotiable instruments, or assignments thereof, which in and of themselves represent an equitable interest, ownership, or debt and which are in the ordinary course of business transferable by delivery of such instruments with any necessary endorsements or assignments.

CONDITIONS AND
LIMITATIONS

DEFINITIONS         m.  SUBSIDIARY means any organization that, at the inception
(CONTINUED)             date of this  Bond,  is named in the  APPLICATION  or is
                        created during the BOND PERIOD and of which more than fifty percent (50%) of the outstanding securities or voting rights representing the present right to vote for election of directors is owned or controlled by the ASSURED either directly or through one or more of its subsidiaries.

                    n. TRANSPORTATION COMPANY means any organization which provides its own or its leased vehicles for transportation or which provides freight forwarding or air express services.

                    o. VOICE INITIATED ELECTION means any election concerning dividend options available to INVESTMENT COMPANY shareholders or subscribers which is requested by voice over the telephone.

                    p.  VOICE  INITIATED  REDEMPTION  means  any  redemption  of
                        shares  issued  by  an   INVESTMENT   COMPANY  which  is
                        requested by voice over the telephone.

                    q. VOICE INITIATED FUNDS TRANSFER INSTRUCTION means any VOICE INITIATED REDEMPTION or VOICE INITIATED ELECTION.

                    For the purposes of these definitions, the singular includes the plural and the plural includes the singular, unless otherwise indicated.

GENERAL         2.  THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER:
EXCLUSIONS -
APPLICABLE TO       a.  loss not reported to the COMPANY in writing within sixty
ALL INSURING            (60) days after termination of this Bond as an entirety;
CLAUSES
                    b.  loss  due to riot  or civil commotion outside the United
                        States of America and Canada, or any loss due to military, naval or usurped power, war or insurrection.
                        This Section 2.b., however, shall not apply to loss which occurs in transit in the circumstances recited in INSURING CLAUSE 3., provided that when such transit was initiated there was no knowledge on the part of any person acting for the ASSURED of such riot, civil commotion, military, naval or usurped power, war or insurrection;

                    c. loss resulting from the effects of nuclear fission or fusion or radioactivity;

                    d. loss of potential income including, but not limited to, interest and dividends not realized by the ASSURED or by any customer of the ASSURED;

                    e. damages of any type for which the ASSURED is legally liable, except compensatory damages, but not multiples thereof, arising from a loss covered under this Bond;

                    f. costs, fees and expenses incurred by the ASSURED in establishing the existence of or amount of loss under this Bond, except to the extent covered under INSURING CLAUSE 11.;

                    g. loss resulting from indirect or consequential loss of any nature;

CONDITIONS AND
LIMITATIONS

GENERAL             h.  loss resulting  from dishonest acts by any member of the
EXCLUSIONS -            Board of Directors or Board  of  Trustees of the ASSURED
APPLICABLE TO ALL       who is not an EMPLOYEE,  acting  alone  or  in collusion
INSURING CLAUSES        with others;
(CONTINUED)
                    i.  loss,  or  that  part of any loss, resulting solely from any violation by the ASSURED or by any EMPLOYEE:

                        (1) of any law regulating:

                            a. the issuance, purchase or sale of securities,

                            b. securities transactions on security or commodity
                               exchanges or the over the counter market,

                            c. investment companies,

                            d. investment advisors, or

                        (2) of any rule or regulation made pursuant to any such law; or

                    j.  loss of confidential information, material or data;

                    k. loss resulting from voice requests or instructions received over the telephone, provided however, this
                        Section 2.k. shall not apply to INSURING CLAUSE 7. or 9.


SPECIFIC        3.  THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER:
EXCLUSIONS -
APPLICABLE TO ALL   a.  loss  caused  by  an  EMPLOYEE, provided, however,  this
INSURING CLAUSES        Section  3.a. shall  not  apply  to  loss  covered under
EXCEPT INSURING         INSURING CLAUSE 2. or  3.  which results  directly  from
CLAUSE 1.               misplacement,  mysterious  unexplainable  disappearance,
                        or damage or destruction of PROPERTY;

                    b.  loss   through  the   surrender  of  property  away from
                        premises of the ASSURED as a result of a threat:

                        (1) to do bodily harm to any natural person, except loss
                            of PROPERTY in transit in the custody of any person acting as messenger of the ASSURED, provided that when such transit was initiated there was no knowledge by the ASSURED of any such threat, and provided further that this Section 3.b. shall not apply to INSURING CLAUSE 7., or

                        (2) to  do  damage  to  the  premises or PROPERTY of the
                            ASSURED;

                    c. loss resulting from payments made or withdrawals from any account involving erroneous credits to such account;

                    d. loss involving ITEMS OF DEPOSIT which are not finally paid for any reason provided however, that this Section 3.d. shall not apply to INSURING CLAUSE 10.;

                    e.  loss of property while in the mail;

CONDITIONS AND
LIMITATIONS

SPECIFIC             f. loss  resulting  from  the failure for  any  reason of a
EXCLUSIONS -            financial  or  depository institution,  its  receiver or
APPLICABLE TO ALL       other  liquidator  to  pay  or  deliver  funds  or other
INSURING CLAUSES        PROPERTY  to  the  ASSURED  provided   further that this
EXCEPT INSURING         Section  3.f. shall  not  apply  to   loss  of  PROPERTY
CLAUSE 1.               resulting directly from robbery, burglary, misplacement,
(CONTINUED)             mysterious    unexplainable      disappearance,  damage,
                        destruction or removal from the possession, custody or control of the ASSURED.

                    g.  loss   of   PROPERTY   while   in   the  custody  of  a
                        TRANSPORTATION  COMPANY, provided   however, that  this
                        Section 3.g. shall not apply to INSURING CLAUSE 3.;

                    h. loss resulting from entries or changes made by a natural person with authorized access to a COMPUTER SYSTEM who acts in good faith on instructions, unless such instructions are given to that person by a software contractor or its partner, officer, or employee authorized by the ASSURED to design, develop, prepare, supply, service, write or implement programs for the ASSURED'S COMPUTER SYSTEM; or

                    i. loss resulting directly or indirectly from the input of data into a COMPUTER SYSTEM terminal, either on the premises of the customer of the ASSURED or under the control of such a customer, by a customer or other person who had authorized access to the customer's authentication mechanism.

SPECIFIC        4.  THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER:
EXCLUSIONS -
APPLICABLE TO       a.  loss resulting from the complete or partial non-payment
ALL INSURING            of or default on any loan whether such loan was procured
CLAUSES EXCEPT          in  good  faith  or  through trick, artifice,  fraud  or
INSURING CLAUSES        false  pretenses;  provided,  however, this Section 4.a.
1., 4., AND 5           shall not apply to INSURING CLAUSE 8.;

                    b.  loss resulting from forgery or any alteration;

                    c.  loss  involving  a  counterfeit provided, however, this
                        Section 4.c. shall not apply to INSURING CLAUSE 5.or 6.

LIMIT OF        5.  At  all  times   prior   to  termination  of this Bond, this
LIABILITY/          Bond  shall  continue  in  force for the limit stated in the
NON REDUCTION       applicable   sections   of   ITEM 2. of   the  DECLARATIONS,
AND NON-            notwithstanding  any  previous  loss  for  which the COMPANY
ACCUMULATION OF     may have paid or be liable to pay under  this Bond provided,
LIABILITY           however, that the liability of the COMPANY  under  this Bond with respect to all loss resulting from:

                    a.  any one act of burglary, robbery or hold-up, or attempt
                        thereat,  in  which   no   EMPLOYEE   is   concerned  or
                        implicated, or

                    b. any one unintentional or negligent act on the part of any one person resulting in damage to or destruction or misplacement of PROPERTY, or

                    c. all acts, other than those specified in a. above, of any one person, or

CONDITIONS AND
LIMITATIONS

LIMIT OF LIABILITY/  d. any one casualty or event other than those specified in
NON-REDUCTION AND       a., b., or c. above,
NON-ACCUMULATION
OF LIABILITY         shall  be  limited  to  the applicable LIMIT  OF  LIABILITY
(CONTINUED)          stated   in  ITEM 2. of   the   DECLARATIONS  of  this Bond
                     irrespective of the total amount of such loss or losses and shall not be cumulative in amounts from year to year or from period to period.

                     All acts, as specified in c. above, of any one person which

                     i. directly or indirectly aid in any way wrongful acts of any other person or persons, or

                     ii. permit the continuation of wrongful acts of any other
                         person or persons

                      whether such acts are committed with or without the knowledge of the wrongful acts of the person so aided, and whether such acts are committed with or without the intent to aid such other person, shall be deemed to be one loss with the wrongful acts of all persons so aided.

DISCOVERY           6.  This  Bond  applies  only to loss first discovered by an officer of the ASSURED during the BOND PERIOD. Discovery occurs at the earlier of an officer of the ASSURED being aware of:

                        a. facts which may subsequently result in a loss of a type covered by this Bond, or

                        b. an actual or potential claim in which it is alleged that the ASSURED is liable to a third party,

                        regardless of when the act or acts causing or contributing to such loss occurred, even though the amount of loss does not exceed the applicable DEDUCTIBLE AMOUNT, or the exact amount or details of loss may not then be known.

NOTICE TO       7.  a.  The ASSURED shall give the COMPANY notice thereof at the
COMPANY -               earliest  practicable  moment, not  to exceed sixty (60)
PROOF - LEGAL           days after discovery of loss, in an  amount that  is  in
PROCEEDINGS             in  excess  of  50% of the applicable DEDUCTIBLE AMOUNT,
AGAINST COMPANY         as stated in ITEM 2. of the DECLARATIONS.

                    b. The ASSURED shall furnish to the COMPANY proof of loss, duly sworn to, with full particulars within six (6) months after such discovery.

                    c. Securities listed in a proof of loss shall be identified by certificate or bond numbers, if issued with them.

                    d. Legal proceedings for the recovery of any loss under this Bond shall not be brought prior to the expiration of sixty (60) days after the proof of loss is filed with the COMPANY or after the expiration of twenty-four (24) months from the discovery of such loss.

                    e. This Bond affords coverage only in favor of the ASSURED. No claim, suit, action or legal proceedings shall be brought under this Bond by anyone other than the ASSURED.

CONDITIONS AND
LIMITATIONS

NOTICE TO           f. Proof of loss involving VOICE INITIATED FUNDS TRANSFER
COMPANY PROOF          INSTRUCTION shall include electronic recordings of such
- LEGAL                instructions.
PROCEEDINGS AGAINST
COMPANY (CONTINUED)

DEDUCTIBLE      8.  The  COMPANY  shall not be liable under any INSURING CLAUSES
AMOUNT              of  this  Bond on account of loss unless the amount of such loss, after deducting the net amount of all reimbursement and/or recovery obtained or made by the ASSURED, other than from any Bond or policy of insurance issued by an insurance company and covering such loss, or by the COMPANY on account thereof prior to payment by the COMPANY of such loss, shall exceed the DEDUCTIBLE AMOUNT set forth in ITEM 3. of the DECLARATIONS, and then for such excess only, but in no event for more than the applicable LIMITS OF LIABILITY stated in
                    ITEM 2. of the DECLARATIONS.

                    There shall be no deductible applicable to any loss under INSURING CLAUSE 1. sustained by any INVESTMENT COMPANY.

VALUATION       9.  BOOKS OF ACCOUNT OR OTHER RECORDS

                    The value of any loss of PROPERTY consisting of books of account or other records used by the ASSURED in the conduct of its business shall be the amount paid by the ASSURED for blank books, blank pages, or other materials which replace the lost books of account or other records, plus the cost of labor paid by the ASSURED for the actual transcription or copying of data to reproduce such books of account or other records.

                    The value of any loss of PROPERTY other than books of account or other records used by the ASSURED in the conduct of its business, for which a claim is made shall be determined by the average market value of such PROPERTY on the business day immediately preceding discovery of such loss provided, however, that the value of any PROPERTY replaced by the ASSURED with the consent of the COMPANY and prior to the settlement of any claim for such PROPERTY shall be the actual market value at the time of replacement.

                    In the case of a loss of interim certificates, warrants, rights or other securities, the production of which is necessary to the exercise of subscription, conversion, redemption or deposit privileges, the value of them shall be the market value of such privileges immediately preceding their expiration if said loss is not discovered until after their expiration. If no market price is quoted for such PROPERTY or for such privileges, the value shall be fixed by agreement between the parties.

                    OTHER PROPERTY

                    The value of any loss of PROPERTY, other than as stated above, shall be the actual cash value or the cost of repairing or replacing such PROPERTY with PROPERTY of like quality and value, whichever is less.

CONDITIONS AND
LIMITATIONS
(CONTINUED)

SECURITIES      10. In  the  event of a  loss of  securities covered under this
SETTLEMENT          Bond,  the  COMPANY may, at  its  sole discretion, purchase replacement securities, tender the value of the securities in money, or issue its indemnity to effect replacement securities.

                    The indemnity required from the ASSURED under the terms of this Section against all loss, cost or expense arising from the replacement of securities by the COMPANY'S indemnity shall be:

                    a.  for securities  having a value less than or equal to the
                        applicable   DEDUCTIBLE   AMOUNT - one   hundred  (100%)
                        percent;

                    b. for securities having a value in excess of the DEDUCTIBLE AMOUNT but within the applicable LIMIT OF LIABILITY - the percentage that the DEDUCTIBLE AMOUNT bears to the value of the securities;

                    c. for securities having a value greater than the applicable LIMIT OF LIABILITY - the percentage that the DEDUCTIBLE AMOUNT and portion in excess of the applicable LIMIT OF LIABILITY bears to the value of the securities.

                    The value referred to in Section 10.a., b., and c. is the value in accordance with Section 9, VALUATION, regardless of the value of such securities at the time the loss under the COMPANY'S indemnity is sustained.

                    The COMPANY is not required to issue its indemnity for any portion of a loss of securities which is not covered by this Bond; however, the COMPANY may do so as a courtesy to the ASSURED and at its sole discretion.

                    The ASSURED shall pay the proportion of the Company's premium charge for the Company's indemnity as set forth in
                    Section 10.a., b., and c. No portion of the LIMIT OF LIABILITY shall be used as payment of premium for any indemnity purchased by the ASSURED to obtain replacement securities.

SUBROGATION -   11.     In  the  event of a payment under this Bond, the COMPANY
ASSIGNMENT -            shall be  subrogated  to all of the ASSURED'S rights of
RECOVERY                recovery  against  any person or entity to the extent of
                        such payment. On request, the ASSURED shall deliver to the COMPANY an assignment of the ASSURED'S rights, title and interest and causes of action against any person or entity to the extent of such payment.

                        Recoveries, whether effected by the COMPANY or by the ASSURED, shall be applied net of the expense of such recovery in the following order:

                        a. first, to the satisfaction of the ASSURED'S loss which would otherwise have been paid but for the fact that it is in excess of the applicable LIMIT OF LIABILITY,

                        b. second, to the COMPANY in satisfaction of amounts paid in settlement of the ASSURED'S claim,

                        c.  third, to  the   ASSURED  in  satisfaction   of  the
                            applicable DEDUCTIBLE AMOUNT, and

CONDITIONS AND
LIMITATIONS


SUBROGATION -       d.  fourth,  to  the  ASSURED  in  satisfaction  of any loss
ASSIGNMENT-             suffered by the ASSURED which was not covered under this
RECOVERY                Bond.
(CONTINUED)
                    Recovery from reinsurance or indemnity of the COMPANY shall not be deemed a recovery under this section.

COOPERATION     12. At  the  COMPANY'S  request  and  at  reasonable  times  and
OF ASSURED          places designated by the COMPANY, the ASSURED shall:

                    a. submit to examination by the COMPANY and subscribe to the same under oath,

                    b. produce for the COMPANY'S examination all pertinent records, and

                    c. cooperate with the COMPANY in all matters pertaining to the loss.

                        The ASSURED shall execute all papers and render assistance to secure to the COMPANY the rights and causes of action provided for under this Bond. The ASSURED shall do nothing after loss to prejudice such rights or causes of action.

TERMINATION     13.  If  the Bond   is  for a   sole ASSURED, it  shall  not  be
                     terminated  unless  written notice shall have been given by
                     the  acting  party  to  the  affected   party  and  to  the
                     Securities and Exchange Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                     If the Bond is for a joint ASSURED, it shall not be terminated unless written notice shall have been given by the acting party to the affected party, and by the COMPANY to all ASSURED INVESTMENT COMPANIES and to the Securities and Exchange Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                     This Bond will terminate as to any one ASSURED, other than an INVESTMENT COMPANY:

                     a. immediately  on  the  taking  over of  such ASSURED by a receiver or other liquidator or by State or Federal officials, or

                     b. immediately   on   the  filing  of  a petition under any
                        State or Federal statute relative to bankruptcy or reorganization of the ASSURED, or assignment for the benefit of creditors of the ASSURED, or

                     c. immediately   upon   such  ASSURED  ceasing   to  exist,
                        whether    through    merger    into   another   entity,
                        disposition of all of its assets or otherwise.

                     The COMPANY shall refund the unearned premium computed at short rates in accordance with the standard short rate cancellation tables if terminated by the ASSURED or pro rata if terminated for any other reason.

CONDITIONS AND
LIMITATIONS


TERMINATION          If  any   partner,  director,   trustee,   or   officer  or
(CONTINUED)          supervisory   employee   of   an  ASSURED  not  acting  in
                     collusion with an EMPLOYEE learns of any dishonest act committed by such EMPLOYEE at any time, whether in the employment of the ASSURED or otherwise, whether or not such act is of the type covered under this Bond, and whether against the ASSURED or any other person or entity, the
                     ASSURED:

                     a. shall   immediately    remove   such  EMPLOYEE  from  a
                        position that would enable such EMPLOYEE to cause the ASSURED to suffer a loss covered by this Bond; and

                     b. within   forty-eight (48)  hours  of  learning  that  an
                        EMPLOYEE has committed any dishonest act, shall notify the COMPANY, of such action and provide full particulars of such dishonest act.

                     The COMPANY may terminate coverage as respects any EMPLOYEE sixty (60) days after written notice is received by each ASSURED INVESTMENT COMPANY and the Securities and Exchange Commission, Washington, D.C. of its desire to terminate this Bond as to such EMPLOYEE.

OTHER INSURANCE  14. Coverage  under  this  Bond shall apply only as excess over
                     any   valid   and   collectible  insurance,   indemnity  or
                     suretyship obtained by or on behalf of:

                     a.  the ASSURED,

                     b.  a TRANSPORTATION COMPANY, or

                     c. another entity on whose premises the loss occurred or which employed the person causing the loss or engaged the messenger conveying the PROPERTY involved.

CONFORMITY       15. If  any  limitation within  this  Bond is prohibited by any law controlling this Bond's construction, such limitation shall be deemed to be amended so as to equal the minimum period of limitation provided by such law.

CHANGE OR        16. This  Bond or  any  instrument  amending  or affecting this
MODIFICATION         Bond   may  not  be   changed or modified orally. No change
                     in   or  modification   of  this   Bond  shall be effective
                     except  when   made  by   written  endorsement to this Bond
                     signed by an authorized representative of the COMPANY.

                     If this Bond is for a sole ASSURED, no change or modification which would adversely affect the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to the Securities and Exchange Commission, Washington, D.C., by the acting party.

CONDITIONS AND
LIMITATIONS


CHANGE OR           If   this  Bond  is  for  a  joint  ASSURED,  no  charge  or
MODIFICATION        modification which would adversely affect the  rights of the
(CONTINUED)         ASSURED shall be effective  prior to  sixty (60)  days after written notice has been furnished to  all insured INVESTMENT
                    COMPANIES and to the Securities and Exchange Commission, Washington, D.C., by the COMPANY.

                                                   FEDERAL INSURANCE COMPANY

                                                   Endorsement No:  1 Bond

                                                   Bond Number:  81906702

NAME OF ASSURED: OLD MUTUAL (US) HOLDINGS, INC

-------------------------------------------------------------------------------

                          NAME OF ASSURED ENDORSEMENT

It is agreed that the NAME OF ASSURED in the DECLARATIONS is amended to read as follows:


Old Mutual Absolute Return Fund, L.L.C.

Old Mutual Absolute Return Master Fund, L.L.C.

Old Mutual Absolute Return Institutional Fund, L.L.C.

Old Mutual Emerging Managers Fund, L.L.C.

Old Mutual Emerging Managers Master Fund, L.L.C.

Old Mutual Emerging Managers Institutional Fund, L.L.C.





This Endorsement applies to loss discovered after 12:01 a.m. on May 1, 2010.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.




Date: May 20, 2010         By /s/
                             -----------------------------------
                               Authorized Representative

Effective date of
this endorsement: May 1, 2010     FEDERAL INSURANCE COMPANY

                                  Endorsement No.: 2 Bond

                                  To be attached to and form a part of Bond
                                  Number:  81906702


Issued to:  OLD MUTUAL (US) HOLDINGS, INC.

-------------------------------------------------------------------------------

              COMPLIANCE WITH APPLICABLE TRADE SANCTION LAWS RIDER

It is agreed that this insurance does not apply to the extent that trade or economic sanctions or other laws or regulations prohibit the coverage provided by this insurance.





ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.




Date:  May 20, 2010               By /s/
                                    ---------------------------------------
                                            Authorized Representative

                                                          ENDORSEMENT/RIDER

Effective date of
this endorsement/rider:  May 1, 2010       FEDERAL INSURANCE COMPANY

                                           Endorsement/Rider No. 3 Bond

                                           To be attached to and
                                           form a part of Bond No. 81906702


Issued to:  OLD MUTUAL (US) HOLDINGS, INC.
--------------------------------------------------------------------------------
            DELETING VALUATION-OTHER PROPERTY AND AMENDING CHANGE OR
                            MODIFICATION ENDORSEMENT

In consideration of the premium charged, it is agreed that this Bond is amended as follows:

1. The paragraph titled Other Property in Section 9, Valuation, is deleted in its entirety.

2. The third paragraph in Section 16, Change or Modification, is deleted in its entirety and replaced with the following:

     If this Bond is for a joint ASSURED, no change or modification which would adversely affect the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to all insured INVESTMENT COMPANIES and the Securities and Exchange Commission, Washington, D.C., by the COMPANY.

The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this Bond shall remain unchanged.



                                             By /s/
                                                --------------------------
                                                Authorized Representative

                                                  FEDERAL INSURANCE COMPANY

                                                  Endorsement No.: 4 Bond

                                                  Bond Number: 81906702

NAME OF ASSURED: OLD MUTUAL (US) HOLDING, INC.

--------------------------------------------------------------------------------
                    TERMINATION-NONRENEWAL-NOTICE ENDORSEMENT

It is agreed that this Bond is amended as follows:

1.   By adding to Section 13., Termination, the following:

     "Termination By The Company

     Bonds In Effect For More Than Sixty (60) Days

     If this Bond has been in effect for more than sixty (60) days, or, if this Bond is a renewal, the COMPANY may terminate by providing written notice of cancellation at least sixty (60) days before the effective date of termination for at least one of the following reasons:

    1.  Nonpayment of premium;

    2. Discovery of fraud or material misrepresentation in obtaining this Bond or in the presentation of a claim thereunder;

    3. Discovery of willful or reckless acts or omissions or violation of any provision of this Bond on the part of the ASSURED which substantially and materially increases any hazard insured against, and which occurred subsequent to the inception of the current BOND PERIOD;

    4. Conviction of the ASSURED of a crime arising out of acts increasing the hazard insured against;

    5. Material change in the risk which increases the risk of loss after insurance coverage has been issued or renewed, except to the extent that the COMPANY should reasonably have foreseen the change, or contemplated the risk when the contract was written;

    6. Determination by the Commissioner that the continuation of the Bond would jeopardize a COMPANY'S solvency or would place the COMPANY in violation of the insurance laws of any state;

    7.  Determination  by  the  Commissioner  that  continuation  of the present
        premium   volume  of  the  COMPANY   would   jeopardize   the  COMPANY'S
        policyholders,  creditors or the public;

    8.  Such other reasons that are approved by the Commissioner;

    9. Determination by the Commissioner that the COMPANY no longer has adequate reinsurance to meet the ASSUREDS needs;

   10.  Substantial breaches of contractual duties, conditions or warranties; or

   11. Unfavorable underwriting facts, specific to the ASSURED, existing that were not present at the inception of the Bond.

     Bonds In Effect Sixty (60) Days Or Less

     If this Bond has been in effect for sixty (60) days or less, and it is not a renewal Bond, the COMPANY may terminate for any reason by providing written notice of termination at least sixty (60) days before the effective date of termination.

     Notice Of Termination

     Notice of termination under this Section shall be mailed or delivered, by certified mail, return receipt provided by the United States Postal Service, to the ASSURED and to the authorized agent or broker, if any, at least sixty (60) days prior to the effective date of cancellation at the address shown on the DECLARATIONS of this Bond.

     If this Bond is cancelled for nonpayment of premium, the COMPANY will mail or deliver, by certified mail, return receipt provided by the United States Postal Service, a written notice at least thirty (30) days before the effective date of cancellation. The cancellation notice shall contain information regarding the amount of premium due and the due date, and shall state the effect of nonpayment by the due date. Cancellation shall not be effective if payment of the amount due is made prior to the effective date of cancellation.

     All notice of cancellation shall state the reason(s) for cancellation.

     There is no liability on the part of, and no cause of action of any nature shall arise against, the COMPANY, its authorized representatives, its employees, or any firm, person or corporation furnishing to the COMPANY, information relating to the reasons for cancellation or nonrenewal, for any statement made by them in complying or enabling the COMPANY to comply with this Section, for the provision of information pertaining thereto, or for statements made or evidence submitted at any hearings conducted in connection therewith, if such information was provided in good faith and without malice.

     Notice Of Nonrenewal

     If the COMPANY elects not to renew this Bond, the COMPANY shall mail or deliver written notice, by certified mail, return receipt, provided by the United States Postal Service, to the ASSURED, at his last known address, at least sixty (60) days before the expiration date or before the anniversary date, if this Bond has been written for a term of more than one (1) year. Such notice shall also be mailed to the ASSURED'S agent or broker, if any.

     Such notice shall contain all of the following:

     a. Bond Number:

     b. Date of Notice;

     c. Reason for Cancellation;

     d. Expiration Date of the Bond;

     e. Effective Date and Hour of Cancellation.

     Notice of nonrenewal shall not be required if the COMPANY or a COMPANY within the same insurance group has offered to issue a renewal Bond, the ASSURED has obtained replacement coverage or has agreed in writing to obtain replacement coverage, the ASSURED has requested or agreed to nonrenewal, or the Bond is expressly designated as nonrenewable.

     Return Premium Calculations

     Any unearned premiums which have been paid by the ASSURED shall be refunded to the ASSURED on a pro rata basis if terminated by the COMPANY or the ASSURED. The unearned premiums shall be refunded to the ASSURED within forty-five (45) days of receipt of the request for cancellation or the effective date of cancellation, whichever is later.

     Conditional Renewal

     If the COMPANY offers or purports to renew the Bond, but on less favorable terms or at higher rates, the new terms or higher premiums may take effect on the renewal date, if the COMPANY mails or delivers by certified mail, return receipt provided by the United States Postal Service, to the ASSURED, notice of the new terms or premiums at least sixty (60) days prior to the renewal date. If the COMPANY notifies the ASSURED within sixty (60) days prior to the renewal date, the new terms or premiums do not take effect until sixty (60) days after the notice is mailed or delivered, in which case, the ASSURED may elect to cancel the renewal Bond within the sixty (60) day period. If the COMPANY does not notify the ASSURED of the new terms or premiums, the COMPANY shall continue the Bond at the expiring terms and premiums until notice is given or until the effective date of replacement coverage is obtained by the ASSURED, whichever occurs first."

   2. It is further understood and agreed that for the purposes of Section 13., Termination, any occurrence listed in this Section shall be considered to be a request by the ASSURED to immediately terminate this Bond.



This Endorsement applies to loss discovered after 12:01 a.m. on May 1, 2010.



ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.



Date:  May 20, 2010                    By /s/
                                         -------------------------------------
                                           Authorized Representative

                                             FEDERAL INSURANCE COMPANY

                                             Endorsement No.: 5 Bond

                                             Bond Number: 81906702

NAME OF ASSURED: OLD MUTUAL (US) HOLDINGS, INC.
--------------------------------------------------------------------------------
                    NON-REGISTERED FUNDS ENDORSEMENT

It is agreed that this Bond is amended by deleting in its entirety from Section 1., Definitions, the definition of INVESTMENT COMPANY and substituting the following:

g. INVESTMENT COMPANY means any investment company listed under the NAME OF ASSURED on the DECLARATIONS.






This Endorsement applies to loss discovered after 12:01 a.m. on May 1, 2010.





ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.




Date: May 20, 2010         By /s/
                             ----------------------------------
                             Authorized Representative

                               Important Notice:



The SEC Requires Proof of Your Fidelity Insurance Policy

Your company is now required to file an electronic copy of your fidelity insurance coverage (Chubb's ICAP Bond policy) to the Securities and Exchange Commission (SEC), according to rules adopted by the SEC on June 12, 2006.

Chubb is in the process of providing your agent/broker with an electronic copy of your insurance policy as well as instructions on how to submit this proof of fidelity insurance coverage to the SEC. You can expect to receive this information from your agent/broker shortly.

The electronic copy of your policy is provided by Chubb solely as a convenience and does not affect the terms and conditions of coverage as set forth in the paper policy you receive by mail. The terms and conditions of the policy mailed to you, which are the same as those set forth in the electronic copy, constitute the entire agreement between your company and Chubb.

If you have any questions, please contact your agent or broker.

                       IMPORTANT NOTICE TO POLICYHOLDERS


     All of the members of the Chubb Group of Insurance companies doing business in the United States (hereinafter "Chubb") distribute their products through licensed insurance brokers and agents ("producers"). Detailed information regarding the types of compensation paid by Chubb to producers on US insurance transactions is available under the Producer Compensation link located at the bottom of the page at www.chubb.com, or by calling 1-866-588-9478. Additional information may be available from your producer.

     Thank you for choosing Chubb.

                                  POLICYHOLDER
                              DISCLOSURE NOTICE OF
                          TERRORISM INSURANCE COVERAGE
             (for policies with no terrorism exclusion or sublimit)

You are hereby notified that, under the Terrorism Risk Insurance Act (the "Act"), effective December 26, 2007, this policy makes available to you insurance for losses arising out of certain acts of terrorism. Terrorism is defined as any act certified by the Secretary of the Treasury, in concurrence with the Secretary of State and the Attorney General of the United States, to be an act of terrorism; to be a violent act or an act that is dangerous to human life, property or infrastructure; to have resulted in damage within the United States, or outside the United States in the case of an air carrier or vessel or the premises of a United States Mission; and to have been committed by an individual or individuals as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion.

You should know that the insurance provided by your policy for losses caused by acts of terrorism is partially reimbursed by the United States under the formula set forth in the Act. Under this formula, the United States pays 85% of covered terrorism losses that exceed the statutorily established deductible to be paid by the insurance company providing the coverage.

However, if aggregate insured losses attributable to terrorist acts certified under the Act exceed $100 billion in a Program Year (January 1 through December
31), the Treasury shall not make any payment for any portion of the amount of such losses that exceeds $100 billion.